                                                                   Exhibit 10.6

[CLIFFORD CHANCE LOGO]

                                                                  EXECUTION COPY


                           NTL COMMUNICATIONS LIMITED
                                    AS PARENT


                         NTL INVESTMENT HOLDINGS LIMITED
                            AS POST-NOVATION BORROWER

                            NTL COMMUNICATIONS CORP.
                                    AS NTL CC


                                 J.P. MORGAN plc
                                       AND
                     MORGAN STANLEY DEAN WITTER BANK LIMITED
                      AS ARRANGERS AND JOINT BOOK MANAGERS


                      CHASE MANHATTAN INTERNATIONAL LIMITED
             AS AGENT, SECURITY TRUSTEE AND SECOND SECURITY TRUSTEE

                                       AND

                                     OTHERS

          -------------------------------------------------------------

                         RESTATEMENT AMENDMENT AGREEMENT

          -------------------------------------------------------------


                                   RELATING TO
  A CREDIT AGREEMENT AND A TRUST AGREEMENT EACH DATED 30 MAY 2000 (AS AMENDED)

                                    CONTENTS

CLAUSE                                                                              PAGE
------                                                                              ----
1.    Definitions And Interpretation................................................2

2.    Conditions Precedent..........................................................3

3.    Representations...............................................................3

4.    Amendment To The Credit Agreement.............................................4

5.    Amendment To The Trust Agreement..............................................4

6.    Consent To Term Facility And Accession........................................4

7.    Accession To Restated Credit Agreement........................................4

8.    Accession To Restated Trust Agreement.........................................5

9.    Second Security Documents.....................................................5

10.   Continuity And Further Assurance..............................................5

11.   Miscellaneous.................................................................5

Schedule 1       THE GUARANTORS.....................................................7

Schedule 2       THE BANKS.........................................................12

Schedule 3       CONDITIONS PRECEDENT..............................................14

Schedule 4       RESTATED CREDIT AGREEMENT.........................................19

Schedule 5       RESTATED TRUST AGREEMENT.........................................248

THIS AGREEMENT is made on 26 September 2001

BETWEEN

(1) NTL COMMUNICATIONS LIMITED, a company incorporated in England and Wales with company number 3521915 (the "PARENT");

(2) NTL INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with company number 3173552 (the "POST-NOVATION BORROWER");

(3)     NTL COMMUNICATIONS CORP., a company incorporated in Delaware ("NTL CC");

(4) THE COMPANIES listed in Schedule 1 (The Guarantors) in their capacity as guarantors (together, the "GUARANTORS");

(5) J.P. MORGAN PLC and MORGAN STANLEY DEAN WITTER BANK LIMITED as arrangers and joint book managers of the Revolving Facility (the "ARRANGERS");

(6)     CHASE MANHATTAN INTERNATIONAL LIMITED as agent for the Banks (the
        "AGENT");

(7) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee for the Finance Parties (the "SECURITY TRUSTEE");

(8) CHASE MANHATTAN INTERNATIONAL LIMITED as security trustee for the Term Banks and the Agent (the "SECOND SECURITY TRUSTEE");

(9) THE FINANCIAL INSTITUTIONS named in Part A of Schedule 2 (The Banks) as revolving banks (the "REVOLVING BANKS");

(10) THE FINANCIAL INSTITUTIONS named in Part B of Schedule 2 (The Banks) as term banks (the "TERM BANKS"); and

(11) THE FINANCIAL INSTITUTIONS named in Part C of Schedule 2 (The Banks) as secured ancillary facilities providers (the "SECURED ANCILLARY FACILITIES PROVIDERS").

RECITALS

(A) Pursuant to the Credit Agreement the Revolving Banks made available a sterling loan facility of Pound Sterling 2,500,000,000 to the Pre-Novation Borrower.

(B) By a novation agreement dated 21 February 2001, the Pre-Novation Borrower transferred all of its rights and obligations under the Credit Agreement to the Post-Novation Borrower.

(C) The parties to the Credit Agreement have agreed to amend the Credit Agreement in the manner set out herein and the parties to the Trust Agreement have agreed to amend the Trust Agreement in the manner set out herein.

(D) Each Term Bank has agreed to accede to the Credit Agreement in the capacity of a Term Bank and to accede to the Restated Trust Agreement in the capacity of a Secured Party.

(E) The Second Security Trustee has agreed to accede to the Credit Agreement in the capacity of a security trustee for the Term Banks and the Agent.

IT IS AGREED as follows.

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        In this Agreement:

        "CREDIT AGREEMENT" means the credit agreement made on 30 May 2000 between the Parent, the Pre-Novation Borrower as borrower, NTL CC, the Agent, the Arrangers and the Revolving Banks, as amended or waived by a letter dated 6 June 2000 from the Agent to the Parent, the Pre-Novation Borrower and the CWC Parent, amendment agreements dated 8 June 2000, 30 June 2000 and 4 September 2000 between certain of the parties hereto, letters dated 22 December 2000 and 29 January 2001 from the Agent (following receipt of Instructing Group consent) to the Parent, the Pre-Novation Borrower and the CWC Parent and a novation agreement dated 21 February 2001 whereby the Pre-Novation Borrower novated all its rights and obligations to the Post-Novation Borrower.

        "RESTATED CREDIT AGREEMENT" means the Credit Agreement as amended and restated pursuant to this Agreement and set out in Schedule 4 (Restated Credit Agreement).

        "RESTATED TRUST AGREEMENT" means the Trust Agreement as amended and restated pursuant to this Agreement and set out in Schedule 5 (Restated Trust Agreement).

        "TERM EXECUTION DATE" means the date of this Agreement.

        "TRUST AGREEMENT" means the trust agreement relating to the Security dated 30 May 2000 between (among others) the Parent, the Agent, the Security Trustee and the Banks referred to therein as amended by an amendment agreement dated 4 September 2000.

1.2     INCORPORATION OF DEFINED TERMS

        Terms defined in the Restated Credit Agreement shall, unless otherwise defined herein, have the same meaning herein.

1.3     INTERPRETATION

        Clauses 1.2 (Interpretation) to 1.6 (Time) of the Restated Credit Agreement shall apply in this Agreement as if set out in full.

1.4     CLAUSES

        In this Agreement any reference to a "CLAUSE" or a "SCHEDULE" is, unless the context otherwise requires, a reference to a Clause or a Schedule of this Agreement. Clause headings are for ease of reference only.

1.5     THIRD PARTY RIGHTS

        A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.      CONDITIONS PRECEDENT

2.1     CONDITIONS PRECEDENT

        The amendments and accessions effected by Clause 4 (Amendment to Credit Agreement), Clause 5 (Amendment to Trust Agreement), Clause 7 (Accession to Restated Credit Agreement) and Clause 8 (Accession to Restated Trust Agreement) shall only become effective from the date (the "TERM EFFECTIVE Date") on which the Agent has confirmed to:

        (a) the Post-Novation Borrower, the Term Banks, the Revolving Banks and the Secured Ancillary Facilities Providers that it has received all of the documents and other evidence listed in Part A of Schedule 3 (Conditions Precedent) and that each is, in form and substance, satisfactory to it; and

        (b) the Post-Novation Borrower, the Revolving Banks and the Secured Ancillary Facilities Providers that all of the documents and other evidence listed in Part B of Schedule 3 (Conditions Precedent) have been received by, and that each is, in form and substance satisfactory to, the Term Banks or such receipt has been waived by the Term Banks.

2.2     OBLIGATIONS NOT DISCHARGED

        Neither the obligations of each party under this Agreement, nor the rights, powers and remedies conferred upon each of the Arrangers, the Revolving Banks, the Term Banks, the Secured Ancillary Facilities Providers, the Agent, the Security Trustee and the Second Security Trustee by this Agreement or by law shall be discharged, impaired or otherwise affected by any of the obligations of any Obligor or any other person hereunder being or becoming illegal, invalid, unenforceable or ineffective in any respect.

3.      REPRESENTATIONS

        Each Obligor makes the Repeated Representations and the representations and warranties expressed to be made by it in sub-clause 20.1.6 of Clause
        20.1 (Representing Parties) of the Restated Credit Agreement as if each reference therein to "this Agreement" or "the Finance Documents" includes a reference to (a) this Agreement and (b) the Restated Credit Agreement and as if the references to the Term Effective Date were references to the date of this Agreement.

4.      AMENDMENT TO THE CREDIT AGREEMENT

        Subject to Clause 2 (Conditions Precedent) the Credit Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 4 (Restated Agreement).

5.      AMENDMENT TO THE TRUST AGREEMENT

        Subject to Clause 2 (Conditions Precedent) the Trust Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 5 (Restated Trust Agreement).

6.      CONSENT TO TERM FACILITY AND ACCESSION

        Each of the Parent, NTL CC, the Post-Novation Borrower, the Guarantors, the Arrangers, the Revolving Banks, the Agent and the Security Trustee consents to:

        (a) the Term Banks becoming Term Banks under the Credit Agreement as amended hereby;

        (b) the Term Banks making the Term Facility available to the Post-Novation Borrower;

        (c) the granting and the subsistence of the Second Security and the giving of any notices of assignment in accordance with the terms of the Second Security Documents;

        (d) the Second Security Trustee becoming party to the Credit Agreement as amended hereby;

        (e)     certain other amendments being made to the Credit Agreement; and

        (f) the Term Banks and the Second Security Trustee becoming parties to the Intercreditor Agreement and any amendments necessary to the Intercreditor Agreement as a consequence of this Agreement,

        (in the case of paragraphs (a), (b), (d) and (e) only) on the terms and subject to the conditions specified in the Restated Credit Agreement.

7.      ACCESSION TO RESTATED CREDIT AGREEMENT

7.1     ACCESSION OF TERM BANKS

        With effect from the date on which this Agreement becomes effective pursuant to Clause 2.1 (Conditions Precedent), each Term Bank agrees with each of the Post-Novation Borrower, the Parent, NTL CC, the Guarantors, the Arrangers, the Revolving Banks, the Agent, the Security Trustee and the Second Security Trustee, to observe and be bound by the terms of the Restated Credit Agreement as a Term Bank.

7.2     ACCESSION OF SECOND SECURITY TRUSTEE

        With effect from the date on which this Agreement becomes effective pursuant to Clause 2.1 (Conditions Precedent), the Second Security Trustee agrees with each of the Post-Novation Borrower, the Parent, NTL CC, the Guarantors, the Arrangers, the Revolving Banks, the Term Banks, the Agent and the Security Trustee, to observe and be bound by the terms of the Restated Credit Agreement as a Second Security Trustee.

8.      ACCESSION TO RESTATED TRUST AGREEMENT

        With effect from the date on which this Agreement becomes effective pursuant to Clause 2.1 (Conditions Precedent):

        (a) each Term Bank agrees with each of the Parent, the Obligors, the Revolving Banks, the Secured Ancillary Facilities Providers, the Agent and the Security Trustee, to observe and be bound by the terms of the Restated Trust Agreement as a Secured Party; and

        (b) the Security Trustee agrees with each Term Bank to act as Security Trustee on behalf of such Term Bank in accordance with the terms of the Restated Trust Agreement.


9.      SECOND SECURITY DOCUMENTS

        If, at the time the Security Documents are discharged or the Term Banks demonstrate to the satisfaction of the Security Trustee (acting reasonably) that the Security Documents are incapable of being enforced, the Term Loan is still outstanding, the Security Trustee will promptly deliver to the Second Security Trustee all certificates and other documents in its possession in its role as Security Trustee.


10.     CONTINUITY AND FURTHER ASSURANCE

10.1    DESIGNATION AS A FINANCE DOCUMENT

        The Agent and the Parent designate this Agreement a Finance Document.

10.2    CONTINUING OBLIGATIONS

        The provisions of the Finance Documents shall, save as amended hereby, continue in full force and effect.

10.3    FURTHER ASSURANCE

        The Post-Novation Borrower, the Parent, NTL CC and each Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.


11.     MISCELLANEOUS

11.1    INCORPORATION OF TERMS

        The provisions of Clause 35.1 (Binding Agreement), Clause 40 (Remedies and Waiver, Partial Invalidity), Clause 44 (Governing Law) and Clause 45 (Jurisdiction) of the Credit Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Finance Documents" are references to this Agreement.

11.2    COUNTERPARTS

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

THIS AGREEMENT HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS AGREEMENT.

                                   SCHEDULE 1
                                 THE GUARANTORS

ANDOVER CABLEVISION LIMITED
BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED
BRACKNELL CABLE TV LIMITED
CABLE TELEVISION LIMITED
CABLE THAMES VALLEY LIMITED
CABLETEL (UK) LIMITED
CABLETEL CARDIFF LIMITED
CABLETEL CENTRAL HERTFORDSHIRE LIMITED
CABLETEL HERTFORDSHIRE LIMITED
CABLETEL HERTS AND BEDS LIMITED
CABLETEL INVESTMENTS LIMITED
CABLETEL LIMITED
CABLETEL NEWPORT
CABLETEL NORTH BEDFORDSHIRE LIMITED
CABLETEL NORTHERN IRELAND LIMITED
CABLETEL SCOTLAND LIMITED
CABLETEL SURREY AND HAMPSHIRE LIMITED
CABLETEL TELECOM SUPPLIES LIMITED
CABLETEL WEST GLAMORGAN LIMITED
CABLETEL WEST RIDING LIMITED
COLUMBIA MANAGEMENT LIMITED
COMTEL CABLE SERVICES LIMITED
COMTEL COVENTRY LIMITED
DIGITAL TELEVISION NETWORK LIMITED
DTELS LIMITED
ENABLIS LIMITED
HEARTLAND CABLEVISION (UK) LIMITED
HEARTLAND CABLEVISION II (UK) LIMITED
LANBASE EUROPEAN HOLDINGS LIMITED
LANBASE LIMITED
LICHFIELD CABLE COMMUNICATIONS LIMITED
MAZA LIMITED
METRO HERTFORDSHIRE LIMITED
METRO SOUTH WALES LIMITED
NATIONAL TRANSCOMMUNICATIONS LIMITED
NTL (AYLESBURY AND CHILTERN) LIMITED
NTL (B) LIMITED
NTL (BROADLAND) LIMITED
NTL (CHICHESTER) LIMITED
NTL (CITY & WESTMINSTER) LIMITED
NTL (COUNTY DURHAM) LIMITED
NTL (CRUK) LIMITED
NTL (CWC HOLDINGS)

NTL (CWC) CORPORATION LIMITED
NTL (CWC) LIMITED
NTL (CWC) MANAGEMENT LIMITED
NTL (CWC) NO. 2 LIMITED
NTL (CWC) NO. 3 LIMITED
NTL (CWC) NO. 4 LIMITED
NTL (CWC) PROGRAMMING LIMITED
NTL (CWC) UK
NTL (EALING) LIMITED
NTL (EASTBOURNE AND HASTINGS) LIMITED
NTL (FENLAND) LIMITED
NTL (GREENWICH AND LEWISHAM) LIMITED
NTL (HAMPSHIRE) LIMITED
NTL (HARROGATE) LIMITED
NTL (HARROW) LIMITED
NTL (KENT) LIMITED
NTL (LAMBETH AND SOUTHWARK) LIMITED
NTL (LEEDS) LIMITED
NTL (NORWICH) LIMITED
NTL (PETERBOROUGH) LIMITED
NTL (SOUTH EAST) LIMITED
NTL (SOUTH LONDON) LIMITED
NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED
NTL (SUNDERLAND) LIMITED
NTL (THAMESMEAD) LIMITED
NTL (V) PLC
NTL (WANDSWORTH) LIMITED
NTL (WEARSIDE) LIMITED
NTL (WEST LONDON) LIMITED
NTL (YORCAN) LIMITED
NTL (YORK) LIMITED
NTL ACQUISITION COMPANY LIMITED
NTL BOLTON CABLEVISION HOLDING COMPANY
NTL BUSINESS (IRELAND) LIMITED
NTL BUSINESS LIMITED
NTL CABLECOMMS BOLTON
NTL CABLECOMMS BROMLEY
NTL CABLECOMMS BURY AND ROCHDALE
NTL CABLECOMMS CHESHIRE
NTL CABLECOMMS DERBY
NTL CABLECOMMS EAST LANCASHIRE
NTL CABLECOMMS GREATER MANCHESTER
NTL CABLECOMMS GROUP PLC
NTL CABLECOMMS HOLDINGS NO. 1 LIMITED
NTL CABLECOMMS HOLDINGS NO. 2 LIMITED
NTL CABLECOMMS LANCASHIRE NO. 1

NTL CABLECOMMS LANCASHIRE NO. 2
NTL CABLECOMMS LIMITED
NTL CABLECOMMS MACCLESFIELD
NTL CABLECOMMS MANCHESTER LIMITED
NTL CABLECOMMS OLDHAM AND TAMESIDE
NTL CABLECOMMS SOLENT
NTL CABLECOMMS STAFFORDSHIRE
NTL CABLECOMMS STOCKPORT
NTL CABLECOMMS SURREY
NTL CABLECOMMS SUSSEX
NTL CABLECOMMS WESSEX
NTL CABLECOMMS WEST SURREY LIMITED
NTL CABLECOMMS WIRRAL
NTL CHARTWELL HOLDINGS LIMITED
NTL COMMUNICATIONS LIMITED
NTL COMMUNICATIONS SERVICES LIMITED
NTL DERBY CABLEVISION HOLDING COMPANY
NTL EQUIPMENT NO. 1 LIMITED
NTL EQUIPMENT NO. 2 LIMITED
NTL GLASGOW
NTL GLASGOW HOLDINGS LIMITED
NTL GROUP LIMITED
NTL HOLDINGS (BROADLAND) LIMITED
NTL HOLDINGS (EAST LONDON) LIMITED
NTL HOLDINGS (FENLAND) LIMITED
NTL HOLDINGS (LEEDS) LIMITED
NTL HOLDINGS (NORWICH) LIMITED
NTL HOLDINGS (PETERBOROUGH) LIMITED
NTL INTERNET LIMITED
NTL INVESTMENT HOLDINGS LIMITED
NTL KIRKLEES
NTL KIRKLEES HOLDINGS LIMITED
NTL LIMITED
NTL MANCHESTER CABLEVISION HOLDING COMPANY
NTL MICROCLOCK SERVICES LIMITED
NTL MILTON KEYNES LIMITED
NTL NETWORKS LIMITED
NTL PARTCHEER COMPANY LIMITED
NTL SIDEOFFER LIMITED
NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED
NTL SOUTH CENTRAL LIMITED
NTL SOUTH WALES LIMITED
NTL STREETUNIQUE PROJECTS LIMITED
NTL STREETUNIT PROJECTS LIMITED
NTL STREETUSUAL SERVICES LIMITED
NTL STREETVISION SERVICES LIMITED

NTL STREETVITAL SERVICES LIMITED
NTL STREETWARM SERVICES LIMITED
NTL STREETWIDE SERVICES LIMITED
NTL STRIKEAGENT TRADING LIMITED
NTL STRIKEAMOUNT TRADING LIMITED
NTL STRIKEAPART TRADING LIMITED
NTL SYSTEMS LIMITED
NTL TECHNICAL SUPPORT COMPANY LIMITED
NTL TELECOM SERVICES LIMITED
NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED
NTL WESTMINSTER LIMITED
NTL WINSTON HOLDINGS LIMITED
NTL WIRRAL TELEPHONE AND CABLE TV COMPANY
OXFORD CABLE LIMITED
PROSPECTRE LIMITED
SCANNERS (EUROPE) LIMITED
SCANNERS TELEVISION OUTSIDE BROADCASTS LIMITED
SECURE BACKUP SYSTEMS LIMITED
STAFFORD COMMUNICATIONS LIMITED
SWINDON CABLE LIMITED
TAMWORTH CABLE COMMUNICATIONS LIMITED
VISION NETWORKS SERVICES UK LIMITED
WESSEX CABLE LIMITED
X-TANT LIMITED
CHARTWELL INVESTORS LP
NNS UK HOLDINGS 1, INC.
NNS UK HOLDINGS 2, INC.
NORTH CABLECOMMS LLC
NORTH CABLECOMMS HOLDINGS, INC.
NORTH CABLECOMMS MANAGEMENT, INC.
NTL BROMLEY COMPANY
NTL CABLECOMMS GROUP, INC.
NTL CHARTWELL HOLDINGS, INC.
NTL CHARTWELL HOLDINGS 2, INC.
NTL NORTH CABLECOMMS HOLDINGS, INC.
NTL NORTH CABLECOMMS MANAGEMENT, INC.
NTL PROGRAMMING SUBSIDIARY COMPANY
NTL SOLENT COMPANY
NTL SOUTH CABLECOMMS HOLDINGS, INC.
NTL SOUTH CABLECOMMS MANAGEMENT, INC.
NTL SURREY COMPANY
NTL SUSSEX COMPANY
NTL UK CABLECOMMS HOLDINGS, INC.
NTL WESSEX COMPANY
NTL WINSTON HOLDINGS, INC.
NTL WIRRAL COMPANY
SOUTH CABLECOMMS HOLDINGS, INC.

SOUTH CABLECOMMS LLC
SOUTH CABLECOMMS MANAGEMENT, INC.
WINSTON INVESTORS LLC

                                   SCHEDULE 2
                                    THE BANKS

                                     PART A
                               THE REVOLVING BANKS

The Chase Manhattan Bank
Morgan Stanley Dean Witter Bank Limited
Morgan Stanley Senior Funding, Inc.
Bank of America, N.A.
BNP Paribas
CIBC World Markets plc
Citibank, N.A.
Deutsche Bank AG London
The Royal Bank of Scotland plc
IntesaBci S.p.A., London Branch
The Bank of Nova Scotia
Bankgesellschaft Berlin AG
The Governor and Company of the Bank of Scotland
Bayerische Landesbank Girozentrale acting through its London Branch Credit Lyonnais
Fortis Bank S.A./N.V.
HSBC Bank plc
Westdeutsche Landesbank Girozentrale
Abbey National Treasury Services plc
Bayerische Hypo- und Vereinsbank AG, London Branch
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (trading as Rabobank International, London Branch)
Dresdner Bank AG London Branch
Lloyds TSB Bank plc
The Dai-Ichi Kangyo Bank, Limited
Fleet National Bank
Credit Agricole Indosuez
Credit Industriel et Commercial
The Bank of Tokyo-Mitsubishi, Ltd.
Barclays Bank PLC
IBM United Kingdom Financial Services Limited
Natexis Banques Populaires (London Branch)
ABC International Bank plc
The Governor and Company of the Bank of Ireland
N M Rothschild & Sons Ltd
The Sumitomo Trust & Banking Co., Ltd
Singer & Friedlander Limited


                                     PART B

                                 THE TERM BANKS

GE Capital Structured Finance Group Limited



                                     PART C
                   THE SECURED ANCILLARY FACILITIES PROVIDERS

The Chase Manhattan Bank

HSBC Bank plc

                                   SCHEDULE 3
                              CONDITIONS PRECEDENT

                                     PART A

1.      CORPORATE DOCUMENTS

        In relation to each Obligor:

        (a) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of the constitutional documents of such Obligor or a confirmation, given by an Authorised Signatory of such Obligor, certifying that, as at the date hereof, there has been no change (save as notified in writing to the Agent prior to the date hereof) to the constitutional documents most recently delivered by such Obligor pursuant to the Credit Agreement;

        (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of such Obligor, of a board resolution or managers' or partners' resolution of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto;

        (c) a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement and any documents to be delivered by such Obligor pursuant hereto or a confirmation, given by an Authorised Signatory of such Obligor, certifying that, as at the date hereof, there has been no change (save as notified in writing to the Agent prior to the date hereof) to the authorised signatory certificate most recently delivered by such Obligor pursuant to the Credit Agreement; and

        (d) in relation to the Parent, the Post-Novation Borrower, the Covenant Group members and each Guarantor (each a "TERM OBLIGOR") a copy of the certificate referred to in paragraph 1(a)(iii) of Part B of this Schedule.

2.      OPINION

        An opinion of Clifford Chance, English legal counsel to the Arrangers, addressed to the Revolving Banks.

3.      MISCELLANEOUS

        (a) Evidence that GE Capital Structured Finance Group Limited is not "connected" with any Obligor within the meaning of Section 249 of the Insolvency Act 1986.


        (b) Payment in full of the amendment fee referred to in the Parent's letter to the Agent dated 26 July 2001.

                                     PART B

1.      CORPORATE DOCUMENTS

        (a)     In relation to each Term Obligor:

                (i) a copy, certified by an Authorised Signatory of each Term Obligor to be true and up-to-date as at the Term Effective Date, of the constitutional documents of such Term Obligor;

                (ii) a copy, certified by an Authorised Signatory of each Term Obligor to be true and up-to-date as at the Term Effective Date, of a board resolution or managers' or partners' resolution of such Term Obligor specifically approving the execution, delivery and performance of each Finance Document to which that Term Obligor is a party (including without limitation the granting of security and giving of guarantees under the Finance Documents as applicable; and in the case of the Post-Novation Borrower authorising the obtaining of the Term Advance) and the terms and conditions of each Finance Document to which that Term Obligor is a party and authorising a named person or persons to sign on its behalf such Finance Documents and any other documents to be delivered by such Term Obligor pursuant thereto; and

                (iii) a certificate from an Authorised Signatory of each Term Obligor setting out the names and signatures of the persons authorised to sign on behalf of such Term Obligor the Finance Documents to which such Term Obligor is a party and any documents to be delivered by such Term Obligor pursuant thereto.

        (b) A group structure chart showing NTL Inc. and all of its subsidiaries (specifically identifying members of the UK Group) certified by an Authorised Signatory of the Parent to be true and up-to-date in respect of the NTL Holding Group and the UK Group as at the Term Effective Date.

2.      ACCOUNTS AND REPORTS

        (a)     The NTL Inc Business Plan.

        (b) In relation to each property over which fixed security is held by the Security Trustee on the Term Execution Date, a Report on Title addressed to the Term Banks and the Second Security Trustee in the form provided (in relation to each such property) to the Security Trustee and the Agent, together with an undertaking from the relevant Obligor to review such reports and to revise them as necessary (but without any obligation to perform additional searches) together with the persons who prepared such original reports within a period agreed by the Term Banks.

        (c) Copies of the following financial statements, certified as true and complete copies as at the Term Effective Date by an Authorised Signatory of such Term Obligor:

                (i) in relation to the Parent, its most recent audited consolidated annual financial statements;

                (ii) in relation to the Post-Novation Borrower, its most recent audited unconsolidated annual financial statements; and

                (iii) in relation to the UK Group the most recent unaudited consolidated quarterly financial statements.

3.      CONFIRMATIONS

        A certificate from an Authorised Signatory of each Term Obligor confirming as at the Term Effective Date that all necessary consents, licences, authorisations and approvals required to be obtained by it in connection with the entry by it into the Finance Documents (subject to any exceptions that may be agreed with the Term Banks) executed on or about the Term Execution Date have been obtained.

4.      FINANCE DOCUMENTS

        (a) Executed copies of each Finance Document to which the Term Banks are a party (including but not limited to this Agreement, the Second Security Documents and the Second Security Trust Agreement) duly executed and delivered by all parties thereto.

        (b) An agreement amending the Intercreditor Agreement, duly signed and delivered by the parties thereto, to, inter alia, allow the Term Banks to become party to such agreement and making changes including those referred to in paragraph (c) below.

        (c) A copy, certified by an Authorised Signatory of the Parent, to be a true and up-to-date copy as at the Term Execution Date of the letter effecting certain changes to the Working Capital Facility Agreement necessitated by the amendment of the Credit Agreement by this Agreement (including in order to add reference to the Term Banks, the Term Facility and other terms as appropriate so as to ensure similar rights for the Term Banks under the Intercreditor Agreement as are enjoyed by the Revolving Banks), together with evidence satisfactory to the Term Banks that all conditions precedent to the effectiveness thereof have been satisfied or waived.

        (d) A copy, certified by an Authorised Signatory of the Parent to be a true, complete and up-to-date copy as at the Term Effective Date of the original or a conformed copy of each Finance Document (other than the fee letters referred to in the definition of that term, any Finance Document from which an Obligor has been released, any agreement amending the Credit Agreement solely for the purpose of syndicating the Revolving Facility and any Finance Document which is executed by the Term Banks).

5.      LEGAL OPINIONS

        (a) A legal opinion addressed to the Term Banks from Weil, Gotshal & Manges, London as the Term Banks' English counsel.

        (b) A legal opinion addressed to the Term Banks from Skadden, Arps, Slate, Meagher & Flom LLP, NTL CC's Delaware counsel, in form and substance satisfactory to the Term Banks.

        (c) A legal opinion addressed to the Term Banks from their Northern Irish counsel in respect of the Second Indenture of Mortgage, in form and substance satisfactory to the Term Banks.

        (d) A legal opinion addressed to the Term Banks from Tods Murray WS in respect of the Second Standard Securities and the Second Share Pledge, in form and substance satisfactory to the Term Banks.

6.      MISCELLANEOUS

        (a) Payment in full of all fees and expenses then due to the Term Banks under any Finance Documents including without limitation the fees and expenses referred to in the commitment letter dated 27 April 2001 between General Electric Capital Corporation and NTL Holdings (and its attachments), as amended and supplemented from time to time in writing, including by the letter agreement between General Electric Capital Corporation, SFG VI Inc., NTL Inc. and NTL Holdings dated 22 June 2001 (and its attachments) and the letter agreement between NTL Holdings General Electric Capital Corporation dated 18 July 2001 (and its attachments).

        (b) Evidence satisfactory to the Term Banks that NTL Group Limited has agreed to act as the agent of NTL CC for the service of process in England in respect of:

                (i)     this Agreement (on behalf of NTL CC);

                (ii)    the Second NTL CC Security Over Cash Agreement; and

                (iii)   any other document to which NTL CC is a party.

        (c) Evidence satisfactory to the Term Banks that all necessary filings, applications and actions have been taken pursuant to the Second Security Documents to provide valid and continuing perfected security in favour of the Second Security Trustee in accordance with the terms of the Second Security Documents (subject to any exceptions that may be agreed with the Term Banks).

                                   SIGNATURES


THE PARENT

NTL COMMUNICATIONS LIMITED

By: /s/ Robert Mackenzie


THE POST-NOVATION BORROWER

NTL INVESTMENT HOLDINGS LIMITED

By: /s/ Robert Mackenzie


NTL CC

NTL COMMUNICATIONS CORP.

By: /s/ Richard J. Lubasch


THE GUARANTORS

By: /s/ Robert Mackenzie

FOR AND ON BEHALF OF
ANDOVER CABLEVISION LIMITED
BERKHAMSTED PROPERTIES & BUILDING CONTRACTORS LIMITED
BRACKNELL CABLE TV LIMITED
CABLE TELEVISION LIMITED
CABLE THAMES VALLEY LIMITED
CABLETEL (UK) LIMITED
CABLETEL CARDIFF LIMITED
CABLETEL CENTRAL HERTFORDSHIRE LIMITED
CABLETEL HERTFORDSHIRE LIMITED
CABLETEL HERTS AND BEDS LIMITED
CABLETEL INVESTMENTS LIMITED
CABLETEL LIMITED
CABLETEL NEWPORT
CABLETEL NORTH BEDFORDSHIRE LIMITED
CABLETEL NORTHERN IRELAND LIMITED
CABLETEL SCOTLAND LIMITED
CABLETEL SURREY AND HAMPSHIRE LIMITED
CABLETEL TELECOM SUPPLIES LIMITED

CABLETEL WEST GLAMORGAN LIMITED
CABLETEL WEST RIDING LIMITED
COLUMBIA MANAGEMENT LIMITED
COMTEL CABLE SERVICES LIMITED
COMTEL COVENTRY LIMITED
DIGITAL TELEVISION NETWORK LIMITED
DTELS LIMITED
ENABLIS LIMITED
HEARTLAND CABLEVISION (UK) LIMITED
HEARTLAND CABLEVISION II (UK) LIMITED
LANBASE EUROPEAN HOLDINGS LIMITED
LANBASE LIMITED
LICHFIELD CABLE COMMUNICATIONS LIMITED
MAZA LIMITED
METRO HERTFORDSHIRE LIMITED
METRO SOUTH WALES LIMITED
NATIONAL TRANSCOMMUNICATIONS LIMITED
NTL (AYLESBURY AND CHILTERN) LIMITED
NTL (B) LIMITED
NTL (BROADLAND) LIMITED
NTL (CHICHESTER) LIMITED
NTL (CITY & WESTMINSTER) LIMITED
NTL (COUNTY DURHAM) LIMITED
N (CRUK) LIMITED
NTL (CWC HOLDINGS)
NTL (CWC) CORPORATION LIMITED
NTL (CWC) LIMITED
NTL (CWC) MANAGEMENT LIMITED
NTL (CWC) NO. 2 LIMITED
NTL (CWC) NO. 3 LIMITED
NTL (CWC) NO. 4 LIMITED
NTL (CWC) PROGRAMMING LIMITED
NTL (CWC) UK
NTL (EALING) LIMITED
NTL (EASTBOURNE AND HASTINGS) LIMITED
NTL (FENLAND) LIMITED
NTL (GREENWICH AND LEWISHAM) LIMITED
NTL (HAMPSHIRE) LIMITED
NTL (HARROGATE) LIMITED
NTL (HARROW) LIMITED
NTL (KENT) LIMITED
NTL (LAMBETH AND SOUTHWARK) LIMITED
NTL (LEEDS) LIMITED
NTL (NORWICH) LIMITED
NTL (PETERBOROUGH) LIMITED
NTL (SOUTH EAST) LIMITED

NTL (SOUTH LONDON) LIMITED
NTL (SOUTHAMPTON AND EASTLEIGH) LIMITED
NTL (SUNDERLAND) LIMITED
NTL (THAMESMEAD) LIMITED
NTL (V) PLC
NTL (WANDSWORTH) LIMITED
NTL (WEARSIDE) LIMITED
NTL (WEST LONDON) LIMITED
NTL (YORCAN) LIMITED
NTL (YORK) LIMITED
NTL ACQUISITION COMPANY LIMITED
NTL BOLTON CABLEVISION HOLDING COMPANY
NTL BUSINESS (IRELAND) LIMITED
NTL BUSINESS LIMITED
NTL CABLECOMMS BOLTON
NTL CABLECOMMS BROMLEY
NTL CABLECOMMS BURY AND ROCHDALE
NTL CABLECOMMS CHESHIRE
NTL CABLECOMMS DERBY
NTL CABLECOMMS EAST LANCASHIRE
NTL CABLECOMMS GREATER MANCHESTER
NTL CABLECOMMS GROUP PLC
NTL CABLECOMMS HOLDINGS NO. 1 LIMITED
NTL CABLECOMMS HOLDINGS NO. 2 LIMITED
NTL CABLECOMMS LANCASHIRE NO. 1
NTL CABLECOMMS LANCASHIRE NO. 2
NTL CABLECOMMS LIMITED
NTL CABLECOMMS MACCLESFIELD
NTL CABLECOMMS MANCHESTER LIMITED
NTL CABLECOMMS OLDHAM AND TAMESIDE
NTL CABLECOMMS SOLENT
NTL CABLECOMMS STAFFORDSHIRE
NTL CABLECOMMS STOCKPORT
NTL CABLECOMMS SURREY
NTL CABLECOMMS SUSSEX
NTL CABLECOMMS WESSEX
NTL CABLECOMMS WEST SURREY LIMITED
NTL CABLECOMMS WIRRAL
NTL CHARTWELL HOLDINGS LIMITED
NTL COMMUNICATIONS LIMITED
NTL COMMUNICATIONS SERVICES LIMITED
NTL DERBY CABLEVISION HOLDING COMPANY
NTL EQUIPMENT NO. 1 LIMITED
NTL EQUIPMENT NO. 2 LIMITED
NTL GLASGOW
NTL GLASGOW HOLDINGS LIMITED

NTL GROUP LIMITED
NTL HOLDINGS (BROADLAND) LIMITED
NTL HOLDINGS (EAST LONDON) LIMITED
NTL HOLDINGS (FENLAND) LIMITED
NTL HOLDINGS (LEEDS) LIMITED
NTL HOLDINGS (NORWICH) LIMITED
NTL HOLDINGS (PETERBOROUGH) LIMITED
NTL INTERNET LIMITED
NTL INVESTMENT HOLDINGS LIMITED
NTL KIRKLEES
NTL KIRKLEES HOLDINGS LIMITED
NTL LIMITED
NTL MANCHESTER CABLEVISION HOLDING COMPANY
NTL MICROCLOCK SERVICES LIMITED
NTL MILTON KEYNES LIMITED
NTL NETWORKS LIMITED
NTL PARTCHEER COMPANY LIMITED
NTL SIDEOFFER LIMITED
NTL SOLENT TELEPHONE AND CABLE TV COMPANY LIMITED
NTL SOUTH CENTRAL LIMITED
NTL SOUTH WALES LIMITED
NTL STREETUNIQUE PROJECTS LIMITED
NTL STREETUNIT PROJECTS LIMITED
NTL STREETUSUAL SERVICES LIMITED
NTL STREETVISION SERVICES LIMITED
NTL STREETVITAL SERVICES LIMITED
NTL STREETWARM SERVICES LIMITED
NTL STREETWIDE SERVICES LIMITED
NTL STRIKEAGENT TRADING LIMITED
NTL STRIKEAMOUNT TRADING LIMITED
NTL STRIKEAPART TRADING LIMITED
NTL SYSTEMS LIMITED
NTL TECHNICAL SUPPORT COMPANY LIMITED
NTL TELECOM SERVICES LIMITED
NTL UK TELEPHONE AND CABLE TV HOLDING COMPANY LIMITED
NTL WESTMINSTER LIMITED
NTL WINSTON HOLDINGS LIMITED
NTL WIRRAL TELEPHONE AND CABLE TV COMPANY
OXFORD CABLE LIMITED
PROSPECTRE LIMITED
SCANNERS (EUROPE) LIMITED
SCANNERS TELEVISION OUTSIDE BROADCASTS LIMITED
SECURE BACKUP SYSTEMS LIMITED
STAFFORD COMMUNICATIONS LIMITED
SWINDON CABLE LIMITED
TAMWORTH CABLE COMMUNICATIONS LIMITED

VISION NETWORKS SERVICES UK LIMITED
WESSEX CABLE LIMITED
X-TANT LIMITED
CHARTWELL INVESTORS LP
NNS UK HOLDINGS 1, INC.
NNS UK HOLDINGS 2, INC.
NORTH CABLECOMMS LLC
NORTH CABLECOMMS HOLDINGS, INC.
NORTH CABLECOMMS MANAGEMENT, INC.
NTL BROMLEY COMPANY
NTL CABLECOMMS GROUP, INC.
NTL CHARTWELL HOLDINGS, INC.
NTL CHARTWELL HOLDINGS 2, INC.
NTL NORTH CABLECOMMS HOLDINGS, INC.
NTL NORTH CABLECOMMS MANAGEMENT, INC.
NTL PROGRAMMING SUBSIDIARY COMPANY
NTL SOLENT COMPANY
NTL SOUTH CABLECOMMS HOLDINGS, INC.
NTL SOUTH CABLECOMMS MANAGEMENT, INC.
NTL SURREY COMPANY
NTL SUSSEX COMPANY
NTL UK CABLECOMMS HOLDINGS, INC.
NTL WESSEX COMPANY
NTL WINSTON HOLDINGS, INC.
NTL WIRRAL COMPANY
SOUTH CABLECOMMS HOLDINGS, INC.
SOUTH CABLECOMMS LLC
SOUTH CABLECOMMS MANAGEMENT, INC.
WINSTON INVESTORS LLC


THE ARRANGERS

J.P. MORGAN PLC

By: /s/ Authorized Signatory

MORGAN STANLEY DEAN WITTER BANK LIMITED

By: /s/ Authorized Signatory

THE AGENT

CHASE MANHATTAN INTERNATIONAL LIMITED

By: /s/ Authorized Signatory


THE SECURITY TRUSTEE

CHASE MANHATTAN INTERNATIONAL LIMITED

By: /s/ Authorized Signatory


THE SECOND SECURITY TRUSTEE

CHASE MANHATTAN INTERNATIONAL LIMITED

By: /s/ Authorized Signatory


THE REVOLVING BANKS

CHASE MANHATTAN INTERNATIONAL LIMITED FOR THE REVOLVING BANKS WITH THE PRIOR CONSENT OF ALL OF THE REVOLVING BANKS

By: /s/ Authorized Signatory


THE TERM BANKS

GE CAPITAL STRUCTURED FINANCE GROUP LIMITED
By: /s/ Authorized Signatory


THE SECURED ANCILLARY FACILITIES PROVIDERS

THE CHASE MANHATTAN BANK

By: /s/ Authorized Signatory


HSBC BANK PLC


By: /s/ Authorized Signatory